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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        June 28, 1996
                                                 -------------------------------

                         Physician Support Systems, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  33-80731                  13-3624081
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

       Route 230 and Eby-Chiques Road, Mt. Joy, PA               17552
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        (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code          (717) 653-5340
                                                   -----------------------------

                                 not applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)






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Item 2.  Acquisition or Disposition of Assets.

         On June 28, 1996, Physician Support Systems, Inc., a Delaware corporation (the "Company"), acquired the capital stock outstanding of Synergistic Systems, Inc., a California corporation ("SSI"), through a merger of a wholly owned subsidiary of the Company into SSI (the "Merger"). SSI provides accounts receivable management and other services to hospital-based physicians.

         Each share of capital stock of SSI issued and outstanding immediately before the Merger was converted at the time of the Merger into the right to receive 1.575 shares of common stock, par value $.001 per share (the "Common Stock"), of the Company, for an aggregate of 945,000 shares of Common Stock. The Merger will be accounted for by the Company as a "pooling of interests."

         In connection with the transaction, the Company granted the SSI stockholders the right to include their shares of Common Stock acquired in the Merger in certain registrations of Common Stock and to demand, under certain circumstances and subject to certain limitations, that their shares of Common Stock be registered in underwritten public offerings at various times commencing on or after November 30, 1996, May 15, 1998 and May 15, 1999.

         The President and Chief Executive Officer of SSI entered into an employment agreement with SSI in connection with the Merger, pursuant to which she agreed to be employed by SSI for a period of five years after the Merger. Under such employment agreement, the President and Chief Executive Officer of SSI is entitled to receive a salary plus incentive compensation based on the level of SSI's earnings before interest and taxes.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.
         (b)  Pro Forma Financial Information.

         As of the date of this Report, it is impracticable to provide the required financial statements and pro forma financial information relating to SSI. Such statements and information will be filed as soon as they become available, and in any event not later than 60 days after the date this Report is filed with the Securities and Exchange Commission.

         (c)  Exhibits.

         (2) Plan of Purchase, Sale, Reorganization, Arrangement, Liquidation or Succession. Exhibit 2 - Agreement and Plan of Merger among Physician Support Systems, Inc., PSS Synergistic Systems, Inc. and Synergistic Systems, Inc., dated as of June 28, 1996 (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).

         (10) Material Contracts.
              Exhibit 10.1 - Registration Rights Agreement, dated as of June 28, 1996, among Physician Support Systems, Inc., each of the shareholders of Synergistic Systems, Inc., and Jean M. Campbell, as representative of the shareholders.

              Exhibit 10.2 - Employment Agreement, dated as of June 28, 1996, between Synergistic Systems, Inc. and Jean M. Campbell.






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         (99) Additional Exhibits.

              Exhibit 99 - Copy of press release issued by the Company July 1, 1996.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                 PHYSICIAN SUPPORT SYSTEMS, INC.

Date July 8, 1996.                               By  /s/ David S. Geller
                                                    ___________________________
                                                    David S. Geller
                                                    Senior Vice President




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                                  EXHIBIT INDEX

                Exhibit 2

                Agreement and Plan of Merger among Physician Support Systems, Inc., PSS Synergistic Systems, Inc. and Synergistic Systems, Inc., dated as of June 28, 1996 (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).


                Exhibit 10.1

                Registration Rights Agreement, dated as of June 28, 1996, among Physician Support Systems, Inc., the shareholders of Synergistic Systems, Inc. and Jean M. Campbell, as representative of the shareholders


                Exhibit 10.2

                Employment Agreement, dated as of June 28, 1996, between Synergistic Systems, Inc. and Jean M. Campbell.


                Exhibit 99

                Copy of press release issued by the Company July 1, 1996.






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